UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2020
Invitation Homes Inc.
(Exact Name of Registrant as Specified in its charter)

Maryland	001-38004	90-0939055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1717 Main Street, Suite 2000
Dallas, Texas 75201
(Address of principal executive offices, including zip code)
(972) 421-3600
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common stock, $0.01 par value	INVH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 20, 2020, Invitation Homes Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2020 (the “Proxy Statement”). 497,417,337 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, which was equal to 91.47% of the issued and outstanding shares entitled to vote at the meeting. The final voting results for the matters submitted to a vote of stockholders were as follows:
Proposal No. 1 - Election of Directors
The persons listed below were elected as directors for a one-year term expiring at the Company’s 2021 annual meeting of stockholders or until their respective successors are duly elected and qualified.

	Votes Cast For	Votes Withheld	Broker Non-Votes
Bryce Blair	469,995,744	10,881,502	16,540,091
Dallas B. Tanner	480,139,692	737,554	16,540,091
Jana Cohen Barbe	480,143,570	733,676	16,540,091
Richard D. Bronson	480,103,512	773,734	16,540,091
Michael D. Fascitelli	480,134,783	742,463	16,540,091
Jeffrey E. Kelter	480,118,459	758,787	16,540,091
Joseph D. Margolis	480,137,334	739,912	16,540,091
John B. Rhea	477,262,765	3,614,481	16,540,091
J. Heidi Roizen	480,139,421	737,825	16,540,091
Janice L. Sears	478,831,463	2,045,783	16,540,091
William J. Stein	445,452,742	35,424,504	16,540,091
Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
496,427,976	965,933	23,428	N/A
Proposal No. 3 - Non-Binding Vote to Approve Executive Compensation
The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
433,008,940	47,747,463	120,843	16,540,091

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and Chief Legal Officer
May 22, 2020